Exhibit 10.4

Stock Appreciation Rights Agreement

This Stock Appreciation Rights Agreement (this "Agreement") is made and entered into as of [DATE] by and between Zomedica Corp., a corporation organized under the laws of the Province of Alberta (the "Corporation") and [NON-EMPLOYEE DIRECTOR NAME] (the "Director").

Grant Date: ____________________________________

Number of SARs: ________________________________

Exercise Price per SAR: __________________________

Expiration Date: _________________________________

1.Grant of SARs.
1.1Grant. The Corporation hereby grants to the Director an aggregate of [NUMBER] stock appreciation rights (the "SARs"). Each SAR entitles the Director to receive, upon exercise, an amount payable in shares of Common Stock equal in value to the excess of (a) the Fair Market Value of a share of Common Stock on the date of exercise, over (b) the Exercise Price (the "Appreciation Value"). The SARs are being granted pursuant to the terms of the Corporation's 2024 Stock Appreciation Rights Plan (the "Plan").
1.2Consideration; Subject to Plan. The grant of the SARs is made in consideration of the services to be rendered by the Director to the Corporation and is subject to the terms and conditions of the Plan. Capitalized terms used but not defined herein will have the meaning ascribed to them in the Plan.
2.Vesting.
2.1Vesting Schedule. Each SAR will vest and become exercisable on the first anniversary of the Grant Date, provided that the Director has been in Continuous Service through such vesting date. Unvested SARs will not be exercisable on or after the Director's termination of Continuous Service.
2.2Expiration. The SARs will expire on the Expiration Date set forth above, or earlier as provided in this Agreement or the Plan.
3.Termination of Continuous Service.
3.1Termination for Reasons Other Than Disability, Death or Removal from the Board for Cause. If the Director's Continuous Service is terminated for any reason other than Disability, death or removal from the Board for Cause, the Director may exercise the vested SARs, but only within such period of time ending on the earlier of (a) the date that is 90 days following the termination of the Director's Continuous Service or (b) the Expiration Date.

3.2Termination due to Disability. If the Director's Continuous Service terminates as a result of the Director's Disability, the Director may exercise the vested SARs during the period of time ending on the earlier of (a) the date 12 months following the Director's termination of Continuous Service or (b) the Expiration Date.
3.3Termination due to Death. If the Director's Continuous Service terminates as a result of the Director's death, the vested SARs may be exercised by the Director's estate, by a person who acquired the right to exercise the SARs by bequest or inheritance or by the person designated to exercise the SARs upon the Director's death, during the period of time ending on the earlier of (a) the date 12 months following the Director's termination of Continuous Service or (b) the Expiration Date.
3.4Removal from the Board for Cause. If the Director is removed from the Board for Cause, the SARs (whether vested or unvested) shall immediately terminate and cease to be exercisable.
4.Manner of Exercise.
4.1When to Exercise. Except as otherwise provided in the Plan or this Agreement, the Director (or in the case of exercise after the Director's death or incapacity, the Director's beneficiary, executor, administrator, heir or legatee, as the case may be) may exercise his or her vested SARs, in whole or in part, at any time after vesting and until the Expiration Date or earlier termination pursuant to Section 3 hereof, by following the procedures set forth in this Section 4. If partially exercised, the Director may exercise the remaining unexercised portion of the SARs at any time after vesting and until the Expiration Date or earlier termination pursuant to Section 3 hereof. No SARs shall be exercisable after the Expiration Date.
4.2Election to Exercise. To exercise the SARs, the Director (or in the case of exercise after the Director's death or incapacity, the Director's beneficiary, executor, administrator, heir or legatee, as the case may be) must deliver to the Corporation a written notice (or notice through another previously approved method, which could include a web-based or e-mail system) substantially in the form of Exhibit A to the Chief Financial Officer of the Corporation which sets forth the number of SARs being exercised, together with any additional documents as the Corporation may require. Each such notice must satisfy whatever then-current procedures apply to the SARs and must contain such representations as the Corporation requires.
4.3Documentation of Right to Exercise. If someone other than the Director exercises the SARs, then such person must submit documentation reasonably acceptable to the Corporation verifying that such person has the legal right to exercise the SARs.
4.4Date of Exercise. The SARs shall be deemed to be exercised on the business day that the Corporation receives a fully executed exercise notice. If the notice is received after business hours on such date, then the SAR shall be deemed to be exercised on the business date immediately following the business date such notice is received by the Corporation.
5.Tax Liability and Withholding.
5.1The Corporation shall have the right to withhold any applicable federal, state and local taxes from the Appreciation Value.
5.2Notwithstanding any action the Corporation takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding ("Tax-Related Items"), the ultimate liability for all Tax-Related Items is and remains the Director's responsibility and the Corporation (a) makes no representation or undertakings regarding the treatment of any Tax-Related Items in connection with the grant, vesting, or exercise of the SARs and (b) does not commit to structure the SARs to reduce or eliminate the Director's liability for Tax-Related Items.
6.Form of Payment. Upon the exercise of all or a portion of the SARs, the Director shall be entitled to a cash payment equal to the Appreciation Value of the SARs being exercised, less any amounts withheld pursuant to Section 5.
7.Section 409A; No Deferral of Compensation. Neither the Plan nor this Agreement is intended to provide for the deferral of compensation within the meaning of Section 409A of the Internal Revenue Code (the "Code"). The Corporation reserves the right to unilaterally amend or modify the Plan or this Agreement, to the extent the Corporation considers it necessary or advisable, in its sole discretion, to comply with, or to ensure that the SARs granted hereunder are not subject to, Section 409A of the Code.
8.No Right to Continued Service on the Board. Neither the Plan nor this Agreement shall confer upon the Director any right to be retained as a Director of the Corporation. Further, nothing in the Plan or this Agreement shall be construed to limit the discretion of the Corporation to terminate the Director's Continuous Service at any time.
9.Transferability. The SARs are not transferable by the Director other than to a designated beneficiary upon the Director's death or by will or the laws of descent and distribution, and are exercisable during the Director's lifetime only by him or her. No assignment or transfer of the SARs, or the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise (except to a designated beneficiary upon death by will or the laws of descent or distribution) will vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the SARs will terminate and become of no further effect.
10.Change in Control.
10.1Effect on SARs. In the event of a Change in Control, notwithstanding any provision of the Plan or this Agreement to the contrary, the SARs shall become immediately vested and exercisable.

10.2Cash-out. In the event of a Change in Control, the Board may, in its discretion and upon at least ten (10) days' advance notice to the Director, cancel the SARs and pay to the Director the Appreciation Value of the SARs in cash based upon the price per share of Common Stock received or to be received by other shareholders of the Corporation in the event. Notwithstanding the foregoing, if at the time of a Change in Control the Exercise Price of the SAR equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Board may cancel the SARs without the payment of consideration therefor.
11.Adjustments. The SARs may be adjusted or terminated in any manner as contemplated by Section 8 of the Plan.
12.Compliance with Law. The exercise of the SARs shall be subject to compliance by the Corporation and the Director with all Applicable Laws.
13.Designation of Beneficiary. The Participant may name a beneficiary or beneficiaries by whom any right under this Agreement may be exercised in the event of the Participant’s death, by completing a beneficiary designation form substantially in the form of Exhibit B attached hereto. The beneficiary designation form shall be effective only when filed by the Participant in writing with the Corporation during the Participant’s lifetime.
14.Notices. Any notice required to be delivered to the Corporation under this Agreement shall be in writing and addressed to the General Counsel of the Corporation at the Corporation's principal corporate offices. Any notice required to be delivered to the Director under this Agreement shall be in writing and addressed to the Director at the Director's address as shown in the records of the Corporation. Either party may designate another address in writing (or by such other method approved by the Corporation) from time to time.
15.Governing Law. This Agreement will be construed and interpreted in accordance with the laws of the State of Delaware without regard to conflict of law principles.
16.Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by the Director or the Corporation to the Board for review. The resolution of such dispute by the Board shall be final and binding on the Director and the Corporation.
17.SARs Subject to Plan. This Agreement is subject to the Plan. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.
18.Successors and Assigns. The Corporation may assign any of its rights under this Agreement. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Corporation. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon the Director and the Director's beneficiaries, executors, administrators and the person(s) to whom the SARs may be transferred by will or the laws of descent or distribution.

19.Severability. The invalidity or unenforceability of any provision of the Plan or this Agreement shall not affect the validity or enforceability of any other provision of the Plan or this Agreement, and each provision of the Plan and this Agreement shall be severable and enforceable to the extent permitted by law.
20.Discretionary Nature of Plan. The Plan is discretionary and may be amended, cancelled or terminated by the Corporation at any time, in its discretion. The grant of the SARs in this Agreement does not create any contractual right or other right to receive any SARs or other Awards in the future. Future Awards, if any, will be at the sole discretion of the Corporation. Any amendment, modification, or termination of the Plan shall not constitute a change or impairment of the terms and conditions of the Director's employment with the Corporation.
21.Amendment. The Board has the right to amend, alter, suspend, discontinue or cancel the SAR, prospectively or retroactively; provided, that, no such amendment shall adversely affect the Director's material rights under this Agreement without the Director's consent.
22.Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterpart signature pages to this Agreement transmitted by electronic mail in portable document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.
23.Acceptance. The Director hereby acknowledges receipt of a copy of the Plan and this Agreement. The Director has read and understands the terms and provisions thereof, and accepts the SARs subject to all of the terms and conditions of the Plan and this Agreement. The Director acknowledges that there may be adverse tax consequences upon exercise of the SARs and that the Director should consult a tax advisor prior to such exercise.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Zomedica Corp.
By: _____________________ Name: Title:
[NON-EMPLOYEE DIRECTOR NAME]
By: _____________________ Name:

4857-7351-5209 v1 [102652-3]

EXHIBIT A

ZOMEDICA CORP.

2024 STOCK APPRECIATION RIGHTS PLAN

STOCK APPRECIATION RIGHT AGREEMENT

EXERCISE NOTICE

Zomedica Corp.

_______________________

_______________________

Attention: Chief Financial Officer

1.Exercise of Stock Appreciation Right.  Effective as of today, __________________ 20___, the undersigned (“Participant”) hereby elects to exercise ___________ Stock Appreciation Rights (“SARs”) under and pursuant to the Zomedica Corp. 2024 Stock Appreciation Rights Plan (the “Plan”) and the Stock Appreciation Rights Agreement dated _______________, 20___ (the “Stock Appreciation Rights Agreement”).  Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Exercise Notice.

Participant acknowledges that the Appreciation Value of the SARs will be paid to Participant in the form of cash, and that all applicable federal, state and local taxes will be withheld.

2.Representations of Participant.  Participant acknowledges that Participant has received, read and understood the Plan and the Stock Appreciation Rights Agreement and agrees to abide by and be bound by their terms and conditions.

3.Tax Consultation.  Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s exercise hereunder.  Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Corporation for any tax advice.

4.Entire Agreement; Governing Law.  The Plan and the Stock Appreciation Rights Agreement are incorporated herein by reference.  This Exercise Notice, the Plan and the Stock Appreciation Rights Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Corporation and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.  This Agreement is governed by the law of the State of Delaware except for that body of law pertaining to conflict of laws.

[SIGNATURE PAGE FOLLOWS]

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Submitted by: Participant: Signature	Accepted by: Zomedica Corp. By: Title:
Print Name: Address:

[SIGNATURE PAGE TO STOCK APPRECIATION RIGHT AGREEMENT

EXERCISE NOTICE]

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EXHIBIT B

ZOMEDICA CORP.

2024 STOCK APPRECIATION RIGHTS PLAN

BENEFICIARY DESIGNATION

STOCK APPRECIATION RIGHTS AGREEMENT

Primary Beneficiary

In the event of my death, I hereby designate the following person as the beneficiary who may exercise my rights under the Stock Appreciation Rights Agreement (the “Agreement”) between me and Zomedica Corp. (the “Corporation”), and/or will receive any unpaid amounts if I should die after exercise of the SAR and before full payment of the Appreciation Value to me.

Name:_______________________________________

Address: ______________________________________

_______________________________________

Relationship:

Social Security Number: _________________________

Alternate Beneficiary

In the event the foregoing beneficiary is not living at the time of my death, I hereby designate the following person as the alternate beneficiary who may exercise my rights under the Agreement and/or will receive any unpaid amounts if I should die after exercise of the SAR and before full payment of the Appreciation Value to me.

Name:_______________________________________

Address: ______________________________________

_______________________________________

Relationship:

Social Security Number: _________________________

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I understand that, should both my designated beneficiary and my alternate beneficiary predecease me, my estate may exercise my rights under the Agreement, and the amount that otherwise would have been payable to such designated beneficiary or alternate beneficiary shall be payable to my estate.

I hereby authorize the Corporation to accept the exercise of my rights made by my beneficiary upon written documentation of his/her identity, and to make payment to the beneficiary in accordance with the above designations and agree on behalf of myself and my heirs that payment so made shall be a complete discharge of any claim that I or my heirs may have and shall constitute a release of the Corporation from any further obligation under the Plan and the Agreement.

I hereby revoke any and all prior beneficiary designations in connection with the Agreement and I reserve the right to revoke or change at any time the designations made above.

_____________________________________________________________

DateName (print)

_____________________________________________________________

Signature of WitnessSignature

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